CAPITAL STRUCTURE FINANCIAL POLICIES - (Details) $ in Millions	12 Months Ended
	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)	Dec. 31, 2018 CAD ($)
Components of Ratio
Short-term debt	$ 3,566	$ 2,155
Current portion of long - term debt	1,413
Current portion of long-term lease liabilities	272	310
Long-term debt	13,812	12,884
Long-term lease liabilities	2,636	2,621
Total debt	21,699	17,970
Less: Cash and cash equivalents	1,885	1,960	$ 2,221
Net debt	19,814	16,010
Shareholders' equity	35,757	42,042	$ 44,005
Total capitalization (total debt plus shareholders' equity)	57,456	60,012
Funds from operations	$ 3,876	$ 10,818
Net debt to funds from operations	5.1	1.5
Total debt to total debt plus shareholders' equity	37.8	29.9
Minimum
CAPITAL STRUCTURE FINANCIAL POLICIES
Target percentage of financial covenant	20
Maximum
CAPITAL STRUCTURE FINANCIAL POLICIES
Percentage of Financial covenant	65
Target percentage of financial covenant	35
Components of Ratio
Net debt to funds from operations	3.0	3.0